UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

July 23, 2006

Date of report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-07882	94-1692300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One AMD Place

P.O. Box 3453 Sunnyvale, California 94088-3453

(Address of Principal Executive Offices)

N/A

(Former Name or Former Address, if Change Since Last Report)

(408) 749-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 23, 2006, Advanced Micro Devices, Inc., a Delaware corporation (“AMD”), 1252986 Alberta ULC, an unlimited liability company formed under the laws of Alberta and an indirect wholly owned subsidiary of AMD (“Parent SubCo”), and ATI Technologies Inc., a corporation continued under the laws of Canada (“ATI”), entered into an Acquisition Agreement (the “Acquisition Agreement”), pursuant to which AMD agreed to acquire (the “Acquisition”) all of the outstanding common shares of ATI for a combination of cash and shares of AMD common stock. The Acquisition is valued at $20.47 per share to ATI shareholders, or approximately $5.4 billion, based on AMD’s July 21, 2006 closing price on the New York Stock Exchange of $18.26 per share. The Acquisition will be accomplished pursuant to a Plan of Arrangement, as described below.

The Plan of Arrangement

Under the Plan of Arrangement, at the effective time (the “Effective Time”) of the Acquisition, all of ATI’s outstanding common shares will be automatically transferred to Parent SubCo in exchange for the consideration described below, and ATI will become a wholly owned subsidiary of Parent SubCo.

Subject to the exercise of dissenters’ rights, all of ATI’s outstanding common shares will be transferred to Parent SubCo in exchange for (i) a number of shares of AMD common stock equal to the product of the number of ATI common shares outstanding and 0.2229 and (ii) an amount of cash equal to the product of the number of ATI common shares outstanding and $16.40. At the Effective Time each issued and outstanding option to purchase common shares of ATI will be converted into an option to purchase a number of shares of AMD common stock equal to the aggregate value of the cash and stock consideration paid to ATI shareholders divided by the number of shares of ATI common stock then outstanding, further divided by the weighted average stock price of AMD’s common stock during the ten days prior to the closing date of the Acquisition (the “Exchange Ratio”). Each issued and outstanding ATI Restricted Stock Unit (“RSU”), Directed Share Unit (“DSU”) and Stock Appreciation Right (“SAR”) will be converted into an RSU, DSU or SAR of AMD based on the Exchange Ratio.

At the Effective Time, two members of the board of directors of ATI will join AMD’s Board of Directors. Subject to fiduciary duties, AMD will cause one such director to be nominated for election to the Board of Directors at AMD’s 2007 Annual Meeting of Stockholders.

A copy of the Plan of Arrangement is attached as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Plan of Arrangement is qualified in its entirety by reference to the full text of the Plan of Arrangement.

The Acquisition Agreement

Pursuant to the Acquisition Agreement, the Acquisition is subject to various conditions to closing, which include the approval of ATI shareholders and the receipt of required regulatory approvals, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the entry of a final order from the Ontario Superior Court of Justice.

The Acquisition Agreement contains certain termination rights for both AMD and ATI, and further provides that, upon termination of the Acquisition Agreement under specified circumstances, ATI may be required to pay AMD a termination fee of $162,000,000.

A copy of the Acquisition Agreement is attached as Exhibit 2.2 and is incorporated herein by reference. The foregoing description of the Acquisition Agreement is qualified in its entirety by reference to the full text of the Acquisition Agreement.

Voting Agreements

In connection with the Acquisition, members of the Board of Directors and executive officers of ATI entered into voting agreements with AMD, dated as of July 23, 2006. The voting agreements require that such securityholders vote their common shares for approval of the Acquisition and the Plan of Arrangement. Such securityholders collectively own approximately 0.58% of the outstanding common shares of ATI entitled to vote to approve the Acquisition and the Plan of Arrangement. A copy of the form of voting agreement is attached as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the voting agreements is qualified in its entirety by reference to the full text of the form of voting agreement.

The Commitment Letter

In connection with the execution of the Acquisition Agreement, on July 23, 2006, AMD entered into a commitment letter (the “Commitment Letter”) with Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”). Under the Commitment Letter, which terminates on the earliest of (i) consummation of the Acquisition, (ii) termination of the Acquisition Agreement and (iii) 5:00 p.m. (New York City time) on February 24, 2007, Morgan Stanley has committed to provide AMD credit facilities of up to $2.5 billion (the “Term Loan Facility”). Indebtedness under this facility will be secured by a pledge of the capital stock of certain material subsidiaries of AMD, accounts receivable and proceeds from any sale by AMD of its equity interest in Spansion Inc. AMD’s outstanding 7.75% Senior Notes due 2012 will receive an equal and ratable security interest.

The foregoing description of the Commitment Letter is qualified in its entirety by reference to the Commitment Letter, a copy of which is filed as Exhibit 10.2 and is incorporated herein by reference.

An affiliate of Morgan Stanley is serving as financial advisor to AMD in connection with the proposed acquisition of ATI.

Item 7.01. Reg. FD Disclosure

AMD intends to begin conducting investor presentations to its stockholders, members of the financial community and the shareholders of ATI on or about the date hereof. The investor presentation materials prepared by AMD are furnished as Exhibit 99.1 and are incorporated herein by reference.

The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Plan of Arrangement

2.2	Acquisition Agreement, dated as of July 23, 2006, among Advanced Micro Devices, Inc., 1252986 Alberta ULC and ATI Technologies Inc.

10.1	Form of Voting Agreement

10.2	Commitment Letter, dated July 23, 2006, between Morgan Stanley Senior Funding, Inc. and Advanced Micro Devices, Inc.

99.1	Investor Presentation Materials, dated July 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2006	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Faina Medzonsky
	Name:	Faina Medzonsky
	Title:	Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Plan of Arrangement

2.2	Acquisition Agreement, dated as of July 23, 2006, among Advanced Micro Devices, Inc., 1252986 Alberta ULC and ATI Technologies Inc.

10.1	Form of Voting Agreement

10.2	Commitment Letter, dated July 23, 2006, between Morgan Stanley Senior Funding, Inc. and Advanced Micro Devices, Inc.

99.1	Investor Presentation Materials, dated July 24, 2006